INVESTOR FINANCIAL SUPPLEMENT

May 11, 2012

Supplemental Balance Sheets and DAC Rollforward Schedules

Revised for the Adoption of ASU 2010-26

Exhibit 99.1

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

CONSOLIDATING BALANCE SHEETS

AS OF DECEMBER 31, 2010 AND MARCH 31, 2011

	LIFE			PROPERTY & CASUALTY			CORPORATE			CONSOLIDATED
	Dec. 31, 2010	Mar. 31, 2011	Change	Dec. 31, 2010	Mar. 31, 2011	Change	Dec. 31, 2010	Mar. 31, 2011	Change	Dec. 31, 2010	Mar. 31, 2011	Change
Investments
Fixed maturities, available-for-sale, at fair value	$52,429	$52,781	1%	$25,114	$25,212	—	$277	$275	(1%)	$77,820	$78,268	1%
Fixed maturities, at fair value using the fair value option	639	1,217	90%	10	13	30%	—	—	—	649	1,230	90%
Equity securities, trading, at fair value	32,820	32,339	(1%)	—	—	—	—	—	—	32,820	32,339	(1%)
Equity securities, available-for-sale, at fair value	502	523	4%	374	370	(1%)	97	100	3%	973	993	2%
Mortgage loans	3,915	4,162	6%	372	380	2%	202	194	(4%)	4,489	4,736	6%
Policy loans, at outstanding balance	2,181	2,181	—	—	—	—	—	—	—	2,181	2,181	—
Limited partnerships and other alternative investments	957	985	3%	961	987	3%	—	—	—	1,918	1,972	3%
Other investments	1,486	450	(70%)	83	141	70%	48	49	2%	1,617	640	(60%)
Short-term investments	5,631	4,398	(22%)	1,117	933	(16%)	1,780	1,999	12%	8,528	7,330	(14%)

Total investments	100,560	99,036	(2%)	28,031	28,036	—	2,404	2,617	9%	130,995	129,689	(1%)
Cash	1,809	2,119	17%	250	194	(22%)	3	4	33%	2,062	2,317	12%
Premiums receivable and agents’ balances	362	351	(3%)	2,911	3,045	5%	—	—	—	3,273	3,396	4%
Reinsurance recoverables	1,991	2,184	10%	2,871	2,797	(3%)	—	—	—	4,862	4,981	2%
Deferred policy acquisition costs and present value of future profits	6,917	6,902	—	556	558	—	—	—	—	7,473	7,460	—
Deferred income taxes	2,365	2,231	(6%)	1,214	1,050	(14%)	973	952	(2%)	4,552	4,233	(7%)
Goodwill	470	470	—	149	149	—	432	432	—	1,051	1,051	—
Property and equipment, net	398	391	(2%)	729	718	(2%)	23	23	—	1,150	1,132	(2%)
Other assets	573	1,505	163%	952	1,045	10%	104	135	30%	1,629	2,685	65%
Separate account assets	159,742	164,043	3%	—	—	—	—	—	—	159,742	164,043	3%

Total assets	$275,187	$279,232	1%	$37,663	$37,592	—	$3,939	$4,163	6%	$316,789	$320,987	1%

Future policy benefits, unpaid losses and loss adjustment expenses	18,573	18,567	—	21,025	20,853	(1%)	—	—	—	$39,598	$39,420	—
Other policyholder funds and benefits payable	44,550	43,891	(1%)	—	—	—	—	—	—	44,550	43,891	(1%)
Other policyholder funds and benefits payable - International variable annuities	32,793	32,297	(2%)	—	—	—	—	—	—	32,793	32,297	(2%)
Unearned premiums	173	176	2%	5,005	5,140	3%	(2)	(2)	—	5,176	5,314	3%
Debt	—	—	—	—	—	—	6,607	6,610	—	6,607	6,610	—
Consumer notes	382	382	—	—	—	—	—	—	—	382	382	—
Other liabilities	5,604	6,223	11%	1,756	1,543	(12%)	1,827	1,817	(1%)	9,187	9,583	4%
Separate account liabilities	159,742	164,043	3%	—	—	—	—	—	—	159,742	164,043	3%

Total liabilities	261,817	265,579	1%	27,786	27,536	(1%)	8,432	8,425	—	298,035	301,540	1%

Common equity, excluding AOCI	13,138	13,269	1%	9,920	10,023	1%	(3,870)	(3,663)	5%	19,188	19,629	2%
Preferred stock	—	—	—	—	—	—	556	556	—	556	556	—
AOCI, net of tax	232	384	66%	(43)	33	NM	(1,179)	(1,155)	2%	(990)	(738)	25%

Total stockholders’ equity	13,370	13,653	2%	9,877	10,056	2%	(4,493)	(4,262)	5%	18,754	19,447	4%
Total liabilities and equity	$275,187	$279,232	1%	$37,663	$37,592	—	$3,939	$4,163	6%	$316,789	$320,987	1%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

CONSOLIDATING BALANCE SHEETS

AS OF DECEMBER 31, 2010 AND JUNE 30, 2011

	LIFE			PROPERTY & CASUALTY			CORPORATE			CONSOLIDATED
	Dec. 31, 2010	June 30, 2011	Change	Dec. 31, 2010	June 30, 2011	Change	Dec. 31, 2010	June 30, 2011	Change	Dec. 31, 2010	June 30, 2011	Change
Investments
Fixed maturities, available-for-sale, at fair value	$52,429	$52,834	1%	$25,114	$25,273	1%	$277	$25	(91%)	$77,820	$78,132	—
Fixed maturities, at fair value using the fair value option	639	1,214	90%	10	13	30%	—	—	—	649	1,227	89%
Equity securities, trading, at fair value	32,820	32,278	(2%)	—	—	—	—	—	—	32,820	32,278	(2%)
Equity securities, available-for-sale, at fair value	502	603	20%	374	378	1%	97	100	3%	973	1,081	11%
Mortgage loans	3,915	4,578	17%	372	588	58%	202	138	(32%)	4,489	5,304	18%
Policy loans, at outstanding balance	2,181	2,188	—	—	—	—	—	—	—	2,181	2,188	—
Limited partnerships and other alternative investments	957	1,024	7%	961	1,004	4%	—	—	—	1,918	2,028	6%
Other investments	1,486	799	(46%)	83	147	77%	48	27	(44%)	1,617	973	(40%)
Short-term investments	5,631	5,565	(1%)	1,117	1,022	(9%)	1,780	2,274	28%	8,528	8,861	4%

Total investments	100,560	101,083	1%	28,031	28,425	1%	2,404	2,564	7%	130,995	132,072	1%
Cash	1,809	1,638	(9%)	250	255	2%	3	5	67%	2,062	1,898	(8%)
Premiums receivable and agents’ balances	362	335	(7%)	2,911	3,083	6%	—	—	—	3,273	3,418	4%
Reinsurance recoverables	1,991	1,970	(1%)	2,871	2,881	—	—	—	—	4,862	4,851	—
Deferred policy acquisition costs and present value of future profits	6,917	6,693	(3%)	556	564	1%	—	—	—	7,473	7,257	(3%)
Deferred income taxes	2,365	2,102	(11%)	1,214	1,014	(16%)	973	1,061	9%	4,552	4,177	(8%)
Goodwill	470	470	—	149	149	—	432	417	(3%)	1,051	1,036	(1%)
Property and equipment, net	398	387	(3%)	729	620	(15%)	23	13	(43%)	1,150	1,020	(11%)
Other assets	573	1,651	188%	952	956	—	104	136	31%	1,629	2,743	68%
Separate account assets	159,742	157,485	(1%)	—	—	—	—	—	—	159,742	157,485	(1%)

Total assets	$275,187	$273,814	—	$37,663	$37,947	1%	$3,939	$4,196	7%	$316,789	$315,957	—

Future policy benefits, unpaid losses and loss adjustment expenses	18,573	18,724	1%	21,025	21,460	2%	—	—	—	$39,598	$40,184	1%
Other policyholder funds and benefits payable	44,550	44,073	(1%)	—	—	—	—	—	—	44,550	44,073	(1%)
Other policyholder funds and benefits payable - International variable annuities	32,793	32,237	(2%)	—	—	—	—	—	—	32,793	32,237	(2%)
Unearned premiums	173	178	3%	5,005	5,139	3%	(2)	(2)	—	5,176	5,315	3%
Debt	—	—	—	—	—	—	6,607	6,614	—	6,607	6,614	—
Consumer notes	382	368	(4%)	—	—	—	—	—	—	382	368	(4%)
Other liabilities	5,604	6,231	11%	1,756	1,422	(19%)	1,827	1,870	2%	9,187	9,523	4%
Separate account liabilities	159,742	157,485	(1%)	—	—	—	—	—	—	159,742	157,485	(1%)

Total liabilities	261,817	259,296	(1%)	27,786	28,021	1%	8,432	8,482	1%	298,035	295,799	(1%)

Common equity, excluding AOCI	13,138	13,737	5%	9,920	9,603	(3%)	(3,870)	(3,713)	4%	19,188	19,627	2%
Preferred stock	—	—	—	—	—	—	556	556	—	556	556	—
AOCI, net of tax	232	781	NM	(43)	323	NM	(1,179)	(1,129)	4%	(990)	(25)	97%

Total stockholders’ equity	13,370	14,518	9%	9,877	9,926	—	(4,493)	(4,286)	5%	18,754	20,158	7%
Total liabilities and equity	$275,187	$273,814	—	$37,663	$37,947	1%	$3,939	$4,196	7%	$316,789	$315,957	—

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

CONSOLIDATING BALANCE SHEETS

AS OF DECEMBER 31, 2010 AND SEPTEMBER 30, 2011

	LIFE			PROPERTY & CASUALTY			CORPORATE			CONSOLIDATED
	Dec. 31, 2010	Sept. 30, 2011	Change	Dec. 31, 2010	Sept. 30, 2011	Change	Dec. 31, 2010	Sept. 30, 2011	Change	Dec. 31, 2010	Sept. 30, 2011	Change
Investments
Fixed maturities, available-for-sale, at fair value	$52,429	$54,329	4%	$25,114	$25,933	3%	$277	$1	(100%)	$77,820	$80,263	3%
Fixed maturities, at fair value using the fair value option	639	1,314	106%	10	9	(10%)	—	—	—	649	1,323	104%
Equity securities, trading, at fair value	32,820	30,770	(6%)	—	—	—	—	—	—	32,820	30,770	(6%)
Equity securities, available-for-sale, at fair value	502	563	12%	374	330	(12%)	97	96	(1%)	973	989	2%
Mortgage loans	3,915	4,779	22%	372	683	84%	202	128	(37%)	4,489	5,590	25%
Policy loans, at outstanding balance	2,181	2,176	—	—	—	—	—	—	—	2,181	2,176	—
Limited partnerships and other alternative investments	957	1,320	38%	961	1,186	23%	—	—	—	1,918	2,506	31%
Other investments	1,486	2,717	83%	83	113	36%	48	27	(44%)	1,617	2,857	77%
Short-term investments	5,631	6,619	18%	1,117	792	(29%)	1,780	2,293	29%	8,528	9,704	14%

Total investments	100,560	104,587	4%	28,031	29,046	4%	2,404	2,545	6%	130,995	136,178	4%
Cash	1,809	2,394	32%	250	188	(25%)	3	7	133%	2,062	2,589	26%
Premiums receivable and agents’ balances	362	333	(8%)	2,911	3,192	10%	—	—	—	3,273	3,525	8%
Reinsurance recoverables	1,991	2,395	20%	2,871	2,858	—	—	—	—	4,862	5,253	8%
Deferred policy acquisition costs and present value of future profits	6,917	5,984	(13%)	556	563	1%	—	—	—	7,473	6,547	(12%)
Deferred income taxes	2,365	385	(84%)	1,214	911	(25%)	973	1,087	12%	4,552	2,383	(48%)
Goodwill	470	470	—	149	149	—	432	417	(3%)	1,051	1,036	(1%)
Property and equipment, net	398	387	(3%)	729	628	(14%)	23	14	(39%)	1,150	1,029	(11%)
Other assets	573	356	(38%)	952	1,351	42%	104	18	(83%)	1,629	1,725	6%
Separate account assets	159,742	143,923	(10%)	—	—	—	—	—	—	159,742	143,923	(10%)

Total assets	$275,187	$261,214	(5%)	$37,663	$38,886	3%	$3,939	$4,088	4%	$316,789	$304,188	(4%)

Future policy benefits, unpaid losses and loss adjustment expenses	18,573	19,417	5%	21,025	21,617	3%	—	—	—	$39,598	$41,034	4%
Other policyholder funds and benefits payable	44,550	45,868	3%	—	—	—	—	—	—	44,550	45,868	3%
Other policyholder funds and benefits payable - International variable annuities	32,793	30,734	(6%)	—	—	—	—	—	—	32,793	30,734	(6%)
Unearned premiums	173	181	5%	5,005	5,230	4%	(2)	(2)	—	5,176	5,409	5%
Debt	—	—	—	—	—	—	6,607	6,617	—	6,607	6,617	—
Consumer notes	382	349	(9%)	—	—	—	—	—	—	382	349	(9%)
Other liabilities	5,604	5,133	(8%)	1,756	2,047	17%	1,827	1,712	(6%)	9,187	8,892	(3%)
Separate account liabilities	159,742	143,923	(10%)	—	—	—	—	—	—	159,742	143,923	(10%)

Total liabilities	261,817	245,605	(6%)	27,786	28,894	4%	8,432	8,327	(1%)	298,035	282,826	(5%)

Common equity, excluding AOCI	13,138	13,886	6%	9,920	9,451	(5%)	(3,870)	(3,686)	5%	19,188	19,651	2%
Preferred stock	—	—	—	—	—	—	556	556	—	556	556	—
AOCI, net of tax	232	1,723	NM	(43)	541	NM	(1,179)	(1,109)	6%	(990)	1,155	NM

Total stockholders’ equity	13,370	15,609	17%	9,877	9,992	1%	(4,493)	(4,239)	6%	18,754	21,362	14%
Total liabilities and equity	$275,187	$261,214	(5%)	$37,663	$38,886	3%	$3,939	$4,088	4%	$316,789	$304,188	(4%)

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